Rule 497(e)

Registration Nos. 333-182308 and 811-22717

FIRST TRUST EXCHANGE-TRADED FUND VI
(the “Trust”)

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND
MULTI-ASSET DIVERSIFIED INCOME INDEX FUND
FIRST TRUST RISING DIVIDEND ACHIEVERS ETF
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO THE FUNDS’ PROSPECTUS

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON MARCH 20, 2020

DATED APRIL 23, 2020

Notwithstanding anything to the contrary in the Funds’ Prospectus, the Funds’ Index Provider has announced that, due to recent market conditions, the March 2020 scheduled rebalance and reconstitution of each Fund’s Index has been postponed until April 30, 2020. This means that securities will not be bought, sold or reweighted pursuant to a Fund’s stated Index methodology until April 30, 2020. During this delay, it is possible that an Index and, in turn, a Fund will deviate from its stated Index methodology and therefore experience returns different than those that would have been achieved under a normal rebalance and reconstitution schedule.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE